EXHIBIT 10.2

Perma-Tune Electronics Inc.

      NON-DISCLOSURE AND NON-CIRCUMVENTION AGREEMENT

Perma-Tune Electronics Inc., a Texas Corporation (hereinafter collectively referred to as the COMPANY) makes this AGREEMENT concerning the Perma-Tune electronic ignition systems known as the Perma-Tune, Digital Fire, and Plasma
Injector:

                                  Linda Decker
                                -----------------
                           Company or Individual Name
                   (hereinafter referred to as the RECIPIENT).

In it's business, COMPANY has certain valuable technical and non-technical information, processes, samples, sources and supplies, including but not limited to certain training, literature, information, promotional plans and direction used in connection with COMPANY'S products which are VITAL to its business and success ("CONFIDENTIAL MATERIAL") and, to guard the legitimate interests of the COMPANY, it is necessary for the COMPANY to protect the CONFIDENTIAL MATERIAL by holding it confidential as TRADE SECRETS.

After execution thereof, the COMPANY will disclose to RECIPIENT certain of the CONFIDENTIAL MATERIAL and RECIPIENT, through his/her activities and by virtue of this relationship with the COMPANY, will become acquainted with certain CONFIDENTIAL MATERIAL.

RECIPIENT agrees as follows:

1. RECIPIENT may view, have access to, and through verbal explanations learn of CONFIDENTIAL MATERIAL, samples, and other information, financial information, marketing information, data, special testing and training procedures and processes, specifications either owned by the COMPANY or used in the course of its business (collectively called "CONFIDENTIAL MATERIAL"). All such CONFIDENTIAL MATERIAL shall be considered to be TRADE SECRETS by the COMPANY and is disclosed IN CONFIDENCE to RECIPIENT.

2. All CONFIDENTIAL MATERIAL, which RECIPIENT shall use, view, receive or come in contact with, shall be and shall remain the COMPANY'S SOLE and EXCLUSIVE property, and shall be PROMPTLY RETURNED upon completion of the purpose for which it was provided, or when verbally communicated, will no longer be utilized to benefit RECIPIENT, but in NO EVENT, later than TEN (10) DAYS after request by COMPANY. NO COPIES shall be made of ANY MATERIAL or DOCUMENT (S) provided under this agreement, except upon WRITTEN CONSENT of the COMPANY, ALL COPIES and samples shall likewise be RETURNED. Any attempt to disassemble or otherwise reverse engineer CONFIDENTIAL MATERIAL by the RECIPIENT or the transfer of CONFIDENTIAL MATERIAL to any other company or persons for any reason is strictly prohibited.

   111 S. Birmingham St. Wylie, TX 75098 Voice (972)442-6774 FAX (972)442-9386
                               www.perma-tune.com
                                   Page 1 of 3

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 Perma-Tune Electronics Inc.

3. During and after discussion, including the duration of ANY BUSINESS RELATIONSHIP and THEREAFTER, RECIPIENT will HOLD TRUST and KEEP
         SECRET ALL CONFIDENTIAL MATERIAL obtained from COMPANY.
                ----
         RECIPIENT will maintain adequate SAFEGUARDS to PROTECT such CONFIDENTIAL MATERIAL and PREVENT its DISCLOSURE to others, except its own employees on a NEED-TO-KNOW BASIS, and will NEITHER USE nor DISCLOSE, DIRECTLY or INDIRECTLY, for him/herself or for the benefit of another, ANY CONFIDENTIAL MATERIAL or perform any acts which may DIRECTLY or INDIRECTLY have an adverse effect upon the business of the COMPANY, or which would tend to reduce the proprietary value of such CONFIDENTIAL MATERIAL to the COMPANY, without the COMPANY'S PRIOR WRITTEN APPROVAL. RECIPIENT shall MAINTAIN a RECORD or LOG reflecting the NAMES, ADDRESSES, DATES and other INFORMATION which the COMPANY shall request RECIPIENT to keep of PERSONS or ENTITIES to execute a COPY of this AGREEMENT acknowledging its TERMS and the TRADE SECRET nature of CONFIDENTIAL MATERIAL and shall provide to the COMPANY UPON REQUEST, copies of ALL such acknowledgments.

4. RECIPIENT agrees that he/she WILL NOT UTILIZE ANY CONFIDENTIAL MATERIAL to which he/she is exposed by reason of his/her relationship hereunder to COMPANY in such manner as to CIRCUMVENT the relationship between the COMPANY and others, nor to benefit, DIRECTLY or INDIRECTLY, from such CONFIDENTIAL MATERIAL, except pursuant to any agreement between RECIPIENT and the COMPANY.

5. RECIPIENT further agrees to INDEMNIFY and HOLD the COMPANY HARMLESS from and against any losses incurred due to any unauthorized use or disclosure of the CONFIDENTIAL MATERIAL.

6. Any VIOLATION or THREATENED VIOLATION of this AGREEMENT shall entitle the COMPANY to INJUNCTIVE RELIEF, together with ANY OTHER REMEDIES available to the COMPANY including MONETARY DAMAGES. In the event of ACTUAL VIOLATION of the AGREEMENT, the COMPANY shall receive, from RECIPIENT 100% of ALL INCOME which RECIPIENT has acquired form said BREACH of this AGREEMENT.

7. If any provision in this AGREEMENT is held, by a COURT of competent jurisdiction, to be invalid, void or unenforceable, the remaining provision shall nevertheless CONTINUE in FULL FORCE, without being impaired or invalidated IN ANY WAY. The failure of the COMPANY to enforce any provision of this AGREEMENT shall NOT be construed as a waiver of any such provision, nor prevent the COMPANY from enforcing such provision or any other provision of this AGREEMENT.

   111 S. Birmingham St. Wylie, TX 75098 Voice (972)442-6774 FAX (972)442-9386
                               www.perma-tune.com
                                   Page 2 of 3

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Perma-Tune Electronics Inc.

         RECIPIENT AGREED AND ACCEPTED

         AGREED BY:

          Perma-Tune Electronics, Inc.
          ----------------------------
            Company Name

            Linda Decker
          ----------------------
          Name of Corporate Officer

          Corporate Secretary
              Title

           /s/ Linda Decker
         -----------------------
             Signature

             566-15-xxxx
         ------------------------------
          EIN or Social Security Number

               6-1-93
          ----------------------
               Date

          ACCEPTED BY:

          Lonnie Lenarduzzi
          President, Perma-Tune Electronics Inc.

          /s/ Lonnie Lenarduzzi
          ----------------------
          Signature

                6-1-93
          -----------------------
                  Date

   111 S. Birmingham St. Wylie, TX 75098 Voice (972)442-6774 FAX (972)442-9386
                               www.perma-tune.com
                                   Page 3 of 3